[Image]       Scudder Value Fund Profile                     [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     July 1, 1997

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     1. What Is The Fund's Objective?

     Scudder Value Fund seeks long-term growth of capital through investment in undervalued equity securities.

     2. What Does The Fund Invest In?

     The Fund invests primarily (at least 80% of assets) in the equity securities of medium- to large-sized domestic companies with annual revenues or market capitalization of at least $600 million. These equity securities consist of common stocks, preferred stocks, and securities convertible into common stocks. The Fund's investment adviser, Scudder, Stevens & Clark, Inc. conducts extensive analysis of securities through technologically-supported proprietary research that uses a quantitative model. The adviser seeks to identify companies that are currently undervalued in the marketplace in relation to current and estimated future earnings and dividends. While the Fund emphasizes U.S. investments, it can invest in securities of foreign companies which meet the same criteria applicable to domestic investments.

     3. What Are The Risks Of Investing In The Fund?

     Investment in undervalued stocks carries the risk that their prices may not rise to a level reflective of Scudder's valuation. In addition, movements of the stock market will affect the Fund's share price, which may vary from day to day. Other risk factors are that the value of your investment may decline as a result of declines in the overall stock market or in the types of securities held in the Fund, and that in rising markets the types of stocks emphasized in the Fund may underperform other sectors of the stock market. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking capital growth and:

        o plan to hold your investment for several years,
        o can tolerate fluctuations in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of stock market investing.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Value Fund, are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses (after expense maintenance) -- Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended September 30, 1996, during which Scudder maintained the total annualized expenses of the Fund at not more than 1.25% of average daily net assets. Had Scudder not done so, expenses would have amounted to 1.31%, including 0.70% for management fees. Scudder will continue this expense maintenance until July 31, 1997.

       Investment management fee (after waiver)           0.64%

       12b-1 fees                                         None

       Other expenses                                     0.61%
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       Total Fund operating expenses                      1.25%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $13            $40               $69               $151

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed since it commenced operations on December 31, 1992, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate.

          THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE.

     BAR CHART TITLE:    Total returns for years ended December 31:

     BAR CHART DATA:          1993           11.60%
                              1994            1.65
                              1995           30.17
                              1996           22.99

                         The Fund's Average Annual Total Return
                         for the period ended June 30, 1997

                              One Year       36.55%
                              Life of Fund   19.03%


     If the adviser had not maintained the Fund's expenses, average annual total return for the one year and life of Fund periods would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager Donald E. Hall has had responsibility for the Fund's day-to-day management since its inception in 1992. Mr. Hall, who has 14 years of experience in the value style of investing, joined Scudder in 1982. William J. Wallace, Portfolio Manager, has been a member of the Fund's team since 1992 and has 16 years of investment experience.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500, except that shareholders may open an account with at least $1,000 if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder who maintains an account balance of less than $2,500 without establishing an automatic investment plan, will be assessed an annual fee of $10.00, payable to the Fund. Retirement accounts and certain other accounts will not be assessed the $10.00 charge. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     The Fund typically makes dividends and capital gains distributions, if any, in December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of such dividends from net investment income may qualify for the dividends-received deduction for corporations.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder